SkyHarbour

2025 Q1 Earnings Webcast

May 13th, 2025


SkyHarbour

DISCLAIMER

General

This presentation and information provided at a webcast or meeting at which it is presented (the "Presentation") is for informational purposes only to assist investors, prospective investors and other parties in making their own evaluation with respect to Sky Harbor Group Corporation ("Sky Harbour"). The information contained herein does not purport to be all-inclusive, and neither Sky Harbour nor any of its respective affiliates, directors, officers, employees, agents, shareholders or advisors makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and Sky Harbour's own internal estimates and research. To the extent available, the industry, market and competitive position data contained in this Presentation are sourced from official or third party sources. Third-party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliance, but that there is no guarantee of the accuracy or completeness of such data. Sky Harbour has not independently verified the data contained therein. In addition, certain of the industry, market and competitive position data contained in this Presentation may be sourced from Sky Harbour's own internal estimates based on the knowledge and experience of Sky Harbour's management in the markets in which Sky Harbour operates. This data and its underlying methodology and assumptions have not been verified by any independent source for accuracy or completeness and are subject to change without notice. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this Presentation. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Sky Harbour believes its internal research is reliable, such research has not been verified by any independent source. The financial results presented herein have not been audited and are based on information currently available to Sky Harbour. As such, Sky Harbour's actual results may materially vary from the results presented in this Presentation.

Cautionary Language Regarding Forward Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "goal," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Sky Harbour's expectations, beliefs, intentions or strategies regarding the future, Sky Harbour's expectations with respect to future permitting, construction and leasing, future performance and anticipated financial impacts, and future ability to raise capital. Forward-looking statements are based on current expectations and assumptions that are inherently uncertain. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Sky Harbour's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Sky Harbour. Please refer to the risk factors discussed in Sky Harbour's Annual Report on Form 10-Q, filed with the SEC on May 13, 2025, under the heading "Risk Factors," and other documents of Sky Harbour has filed, or will file, with the SEC. Sky Harbour disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.

DISCLAIMER

Financial Information; Non-GAAP Financial Measures

Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X or Regulation G. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be filed or furnished by Sky Harbour with the SEC. Some of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Sky Harbour believes these non-GAAP financial measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Sky Harbour's financial condition and results of operations. Sky Harbour's management uses these non-GAAP financial measures for budgeting and planning purposes. Sky Harbour believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends and in comparing Sky Harbour's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Sky Harbour's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. You should review Sky Harbour's financial statements included in Sky Harbour's Annual Report on Form 10-Q, filed with the SEC on May 13, 2025, and other documents of Sky Harbour has filed, or will file, with the SEC. A reconciliation of projected non-GAAP financial measures has not been provided as such reconciliation is not available without unreasonable efforts.

Municipal Bond Offering

Sky Harbour Capital LLC (the "Bond Borrower"), a subsidiary of Sky Harbour, raised capital through a municipal bond offering. That bond offering was made through a Preliminary Offering Statement ("POS"), which contained a number of disclosures regarding the Bond Borrower and its subsidiaries, which comprise the obligated group (the "Obligated Group") for such bonds. The POS disclosure includes projections regarding the future business obligations of the Obligated Group and other disclosure pertaining to the Obligated Group. Because the POS disclosure has been drafted to convey information concerning only the Obligated Group, such disclosure should not be relied upon in making an investment decision regarding Sky Harbour.

PRESENTERS



TAL KEINAN

Chief Executive Officer



FRANCISCO GONZALEZ

Chief Financial Officer



TIM HERR

Treasurer & SVP Finance



MICHAEL SCHMITT

Chief Accounting Officer



TORI PETRO

Accounting & Finance Manager



MARTY KRETCHMAN

SVP Airports

SKY HARBOUR GROUP CORP FINANCIAL RESULTS

Construction Accelerating, Increasing Revenues

COST OF CONSTRUCTION AND CONSTRUCTED ASSETS

(In millions)



300
250
200
150
100
50
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25

QUARTERLY REVENUES

(In millions)



6
5
4
3
2
1
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25

OPERATING EXPENSES*

(In millions)



6
5
4
3
2
1
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25

SG&A**

(In millions)



6
5
4
3
2
1
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25

OPERATING RESULTS

(In millions)



0
-1
-2
-3
-4
-5
-6
-7
-8
Q1'22 Q2'22 Q3'22 Q4'22 Q1 '23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25

NET CASH FLOW USED IN OPERATING ACTIVITIES

(In millions)



0
-2
-4
-6
-8
-10
-12
-14
-16
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25

*Expenses represent Campus operating expenses, Fuel expenses, and Ground lease expenses lines in 10Q

**SG&A represents Pursuit and marketing expenses, Employee compensation and benefits, and General and administrative expense lines in 10Q

CONSOLIDATED OPERATING PERFORMANCE AND INCOME STATEMENT



OPERATING EXPENSE INCREASE Q4'24-Q1'25
(In thousands)
0
-200
-400
-600
-800
-1000
-1200
-1400
-1600
-1800
Fuel Expense Increase
New Ground Lease
Operating Expense at DVT, APA, ADS
Remaining Operating Expense Increase



CASH USED IN OPERATING ACTIVITIES INCREASE Q4'24-Q1'25
(In thousands)
0
-500
-1000
-1500
-2000
-2500
-3000
Operating Costs at DVT, APA, ADS
Accounts Payable
Additional Cash Used in Operating Activities

SkyHarbour

SKY HARBOUR CAPITAL - PABS OBLIGATED GROUP

Results Awaiting Expected Step Up in 2025 with Three New Campus Openings

COST OF CONSTRUCTION AND CONSTRUCTED ASSETS



(In millions)
250
200
150
100
50
0
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

QUARTERLY REVENUES



(In millions)
3
2.5
2
1.5
1
0.5
0
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

OPERATING EXPENSES



(In millions)
3
2.5
2
1.5
1
0.5
0
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

SG&A



(In millions)
1.0
0.8
0.6
0.4
0.2
0.0
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

OPERATING RESULTS



(In millions)
1
0.5
0
-0.5
-1
-1.5
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

NET CASH FLOW PROVIDED BY OPERATING ACTIVITIES



(In millions)
3.0
2.0
1.0
0.0
-1.0
-2.0
Q1 '22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

SITE ACQUISITION

Accelerated Acquisition Pace: Short-Term Investment Drives Long-Term Value

PABs Projection vs Current ($/RSF)		
Revenue	**Weighted Average***	**% Premium**
2022 CBRE Assumption	$29.08	0%
Average Expected Revenue	$35.75	23%
Highest Expected Revenue	$40.06	38%



Potential Revenue Opportunity at SHER Stabilization
$200mm
$180mm
$160mm
$140mm
$120mm
$100mm
$80mm
$60mm
$40mm
$20mm
$0mm
Rentable Square Footage
X
SHER
Sep-23
Oct-23
PWK
Nov-23
Dec-23
SGL
POU
Jan-24
Feb-24
Mar-24
SJC
ORL
Apr-24
May-24
SWF
IAD
Jun-24
Jul-24
Aug-24
SLC
Sep-24
Oct-24
Nov-24
Dec-24
CMA
TTN
Q1 25
SFI
HIO
2025
Airfield by Expected Lease Commencement Date



PABs 6
Operating
Construction
Development
Newly Signed

Note: Weighted average revenue per rentable square foot figures use forecasted rent and fuel revenues at airfields with existing ground leases. Sky Harbour Equivalent Rent (SHER), a measure of forecasted rent and fuel revenues, is used for future airfields. Available Revenue represents potential revenue in first full stabilized year of operations (stabilization defined as a completed airfield that has reach 95% occupancy). **Important Note** All information in this presentation should be read in light of the information and disclaimers set forth on slides 1 through 2 of this presentation.

*Weighted average revenue per rentable square foot on airports markets that were projected and are now operating (SGR, BNA, OPF)

SkyHarbour

HILLSBORO (HIO) – NEW GROUND LEASE IN PORTLAND, OR

Revenue Capture Potential
- 192,000 RSF
- Potential Stabilized Revenue: $7.0 million

Demand Overview
- Main Private/Business Av Airport Serving Portland
- Tech Sector Growth





CONSTRUCTION SCALE-UP

Continued Vertical Integration, Leadership Augmented

Construction Stack

Year	Construction Stack
	Subcontracting
2026	General Contracting
2025 Q3-Q4	Pre-Construction Services
2025 Q3-Q4	Architecture and Engineering
2024	Pre-Engineered Metal Building Manufacturing
2024	Steel/Materials Procurement
2020	Prototyping

- Vertically Integrated
- Outsourced

Intended Effect

- Cost
- Speed
- Build Quality
- Scale
- Versatility

Benefit

- Unit Economics
- Addressable Market
- Product Differentiation







STRONG LIQUIDITY AND LOWER COST OF CAPITAL

U.S. TREASURIES AND CASH

(In thousands)



$13,813
$83,650
Cash
Treasuries

~$97.5 Million

SERIES 2021 BOND TRADING PERFORMANCE

Yield on 4.25% Bond Due 2054



7.00%
6.80%
6.60%
6.40%
6.20%
6.00%
5.80%
5.60%
5.40%
5.20%
5.00%
6/30/2023
9/30/2023
12/31/2023
3/31/2024
6/30/2024
9/30/2024
12/31/2024

PERMANENT CAPITAL: KEY TO PRUDENT FUNDING OF GROWTH CAPITAL OPPORTUNISTICALLY

GROWTH CAPITAL

INTERNALLY GENERATED CASH FLOW

In lieu of a portion or all dividends in the early years

SKYH HOLDING COMPANY EQUITY

Public ATM or marketed offerings

PIPEs

PROJECT LEVEL PARTNERSHIPS WITH REAL ESTATE/INFRASTRUCTURE FUNDS

GP/LP structures

Development Fees

Asset and operating management fees

PRIVATE ACTIVITY TAX-EXEMPT DEBT

Dual Tracking Bank and Bond Solutions

Attractive Indicative Levels



Q1 HIGHLIGHTS
Gearing for Order-of-Magnitude Scale-up



01
SITE ACQUISITION

- HIO Ground Lease Signed
- BFI Ground Lease Assumed and Hangars Operational

02
DEVELOPMENT

- **Expansion of Construction Team and Development Capabilities**
- DVT, ADS, & APA almost completed and commencing operation
- 2 projects targeted for delivery by early 2026 (ADS2 and OPF2)
- 16 additional campuses in development

03
LEASING

- DVT, ADS, APA in round-one lease-up
- Preleasing experiment in progress – Brand Formation
- Re-leasing at operating fields significantly exceeding inflation – Central Thesis
- Actual operating revenues continue to exceed forecast revenues

04
OPERATIONS

- Boeing Field integration
- Four new fields staff/equipment/SOPs in place and commencing operations
- Industry-recognized service offering = key differentiator

NEXT STEPS FORWARD
Gearing for Order-of-Magnitude Scale-up



SkyHarbour

01
SITE ACQUISITION

Maximize revenue capture
- Focus = Best fields in USA
- On course to meet 2025 acquisitions target
- Team growth = Acceleration

02
DEVELOPMENT

Vertical integration
- Quality
- Speed
- Scale
- Cost

03
LEASING

Capitalize on growing Sky Harbour brand
- Top residents in the country
- Cater to critical players in flight department
  - Pilots, MX, S&D, Security Team
- Build up national leasing team

04
OPERATIONS

Laser-focus on the *Sky Harbour Resident with a UNIQUE, clearly-differentiated offering*
- Best safety, security and efficiency – shortest *Time-to-Wheels-Up*
- Value-enhancing services and partnerships
- Scaling operational footprint and capacity

SkyHarbour

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